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                                  EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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As independent public accountants, we hereby consent to the inclusion of our report on the financial statements of Pioneer Bank, FSB Profit Sharing 401(k) Plan, dated June 3, 2003 included in this report on Form 11-K, as filed with the Securities and Exchange Commission.


/s/ BALUKOFF, LINDSTROM & CO., P.A.

Boise, Idaho
June 28, 2004





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